Exhibit 10.1
TENTH AMENDMENT TO AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT
THIS TENTH AMENDMENT TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of July 25, 2018 (the “Effective Date”), is made and entered into among NVR MORTGAGE FINANCE, INC., a Virginia corporation (the “Seller”), U.S. BANK NATIONAL ASSOCIATION, as agent (in such capacity, the “Agent”) and a Buyer, and the other Buyers (the “Buyers”).
RECITALS
A.    The Seller and the Buyers are parties to an Amended and Restated Master Repurchase Agreement dated as of August 2, 2011 as amended by a First Amendment to Amended and Restated Master Repurchase Agreement dated as of August 1, 2012, a Second Amendment to Amended and Restated Master Repurchase Agreement dated as of November 13, 2012, a Third Amendment to Amended and Restated Master Repurchase Agreement dated as of November 29, 2012, a Fourth Amendment to Amended and Restated Master Repurchase Agreement dated as of July 31, 2013, a Fifth Amendment to Amended and Restated Master Repurchase Agreement dated as of July 30, 2014, a Sixth Amendment to Amended and Restated Master Repurchase Agreement dated as of July 29, 2015, a Seventh Amendment to Amended and Restated Master Purchase Agreement dated as of January 18, 2016, an Eighth Amendment to Amended and Restated Master Purchase Agreement dated as of July 27, 2016, and a Ninth Amendment to Amended and Restated Master Purchase Agreement dated as of July 26, 2017 (as further amended, restated or otherwise modified from time to time, the “Repurchase Agreement”); and
B.    The Seller and the Buyers now desire to amend certain provisions of the Repurchase Agreement as set forth herein.
AGREEMENT
In consideration of the premises herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, all parties hereto agree as follows:
Section 1.    Definitions. Capitalized terms used and not otherwise defined in this Amendment have the meanings specified in the Repurchase Agreement.
Section 2.    Amendments. The Repurchase Agreement is hereby amended as follows:
2.1    Definitions. Section 1.2 of the Repurchase Agreement is hereby amended by adding or amending and restating, as applicable, the following defined terms to read in their entireties as follows:
“LIBOR Margin” means 1.95%.

“Termination Date” means the earlier of (i) July 24, 2019, and (ii) the date when the Buyers’ Commitments are terminated pursuant to this Agreement, by order of any Governmental Authority or by operation of law.
2.2    Approved Investors. Schedule AI to the Repurchase Agreement is amended and restated in its entirety to read as set forth on Exhibit A to this Amendment.
2.3    The Buyers’ Committed Sums. Schedule BC to the Repurchase Agreement is amended and restated in its entirety to read as set forth on Exhibit B to this Amendment.
Section 3.    Representations, Warranties, Authority, No Adverse Claim.
3.1    Reassertion of Representations and Warranties, No Default. The Seller hereby represents and warrants that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties in the Repurchase Agreement are true, correct, and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Repurchase Agreement, and (b) there will exist no Default or Event of Default under the Repurchase Agreement, as amended by this Amendment, on such date that the Buyers have not waived.
3.2    Authority, No Conflict, No Consent Required. The Seller represents and warrants that it has the power, legal right, and authority to enter into this Amendment and has duly authorized by proper corporate action the execution and delivery of this Amendment and none of the agreements herein contravenes or constitutes a default under any agreement, instrument, or indenture to which the Seller is a party or a signatory, any provision of the Seller’s articles of incorporation or bylaws, or any other agreement or requirement of law or results in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Seller or any of its property except, if any, in favor of the Buyers. The Seller represents and warrants that no consent, approval, or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Seller of this Amendment or the performance of obligations of the Seller herein described, except for those that the Seller has obtained or provided and as to which the Seller has delivered certified copies of documents evidencing each such action to the Buyers.
3.3    No Adverse Claim. The Seller hereby warrants, acknowledges, and agrees that no events have taken place and no circumstances exist at the date hereof that would give the Seller a basis to assert a defense, offset, or counterclaim to any claim of the Agent or the Buyers with respect to the Seller’s obligations under the Repurchase Agreement as amended by this Amendment.
Section 4.    Conditions Precedent. The effectiveness of the amendments hereunder shall be subject to satisfaction of the following conditions precedent:

4.1    The Agent shall have received the following documents in a quantity sufficient that the Seller and each Buyer may each have a fully executed original of each such document:
(a)    this Amendment duly executed by the Seller, the Agent, and the Buyers;
(b)    a fee letter duly executed by the Seller and the Agent;
(c)    a certificate of the Secretary or an Assistant Secretary of the Seller certifying (i) that there has been no change to Seller’s articles of incorporation or bylaws since copies of the same were delivered to the Agent on August 5, 2008; (ii) as to a copy attached thereto of resolutions authorizing the execution, delivery, and performance of this Amendment, and the other documents and agreements executed and delivered in connection herewith; and (iii) as to the names, incumbency, and specimen signatures of the persons authorized to execute this Amendment on behalf of the Seller; and
(d)    such other documents as the Agent reasonably requests.
4.2    The Seller shall have paid any outstanding Agent’s Fees and any other fees then due under Article 9 of the Repurchase Agreement.
Section 5.    Miscellaneous.
5.1    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Repurchase Agreement and the other Repurchase Documents. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Repurchase Agreement and each other Repurchase Document are ratified and confirmed and shall continue in full force and effect.
5.2    Survival. The representations and warranties made by the Seller in this Amendment shall survive the execution and delivery of this Amendment.
5.3    Reference to Repurchase Agreement. Each of the Repurchase Documents, including the Repurchase Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Repurchase Agreement as amended hereby, is hereby amended so that any reference in such Repurchase Document to the Repurchase Agreement shall refer to the Repurchase Agreement as amended and modified hereby.
5.4    Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York as applicable to the Repurchase Agreement.

5.5    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Buyers, the Seller, and their respective successors and assigns, except that the Seller may not assign or transfer any of its rights or obligations hereunder without the prior written consent of each of the Buyers.
5.6    Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
5.7    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
5.8    ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER REPURCHASE DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

NVR MORTGAGE FINANCE, Inc., as Seller

By:	/s/ Robert W. Henley
Name:	Robert W. Henley
Title:	President

[Signature Page 1 to Tenth Amendment to
Amended and Restated Master Repurchase Agreement]

U.S. BANK NATIONAL ASSOCIATION, as Agent and as a Buyer

By:	/s/ Kathleen Connor
Name:	Kathleen Connor
Title:	Senior Vice President

[Signature Page 2 to Tenth Amendment to
Amended and Restated Master Repurchase Agreement]

EXHIBIT A TO
TENTH AMENDMENT TO
AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT

SCHEDULE AI
TO MASTER REPURCHASE AGREEMENT

Approved Investors List
Investor	S&P CP Rating	Moody's CP Rating	Related Parent Company	Product Approval
Caliber Home Loans, Inc.	N/A	N/A		Conforming
Dollar Bank, FSB	N/A	N/A		Conforming/Non-conforming
TIAA, FSB (acquired Everbank Financial Corp in 2017)	N/A	N/A		Conforming/Non-conforming
Federal Home Loan Mortgage Corp. (FHMC)	N/A	N/A		Conforming
Federal National Mortgage Assoc. (FNMA)	N/A	N/A		Conforming
First National Bank	N/A	P-2	FNB Corporation	Conforming/Non-conforming
Government National Mortgage Assoc. (GNMA)	N/A	N/A		Conforming
Huntington National Bank	N/A	N/A	Huntington National Bancshares, Inc.	Conforming/Non-conforming
Merchants Mortgage			Merchants Bank of Indiana	Conforming/Non-Conforming
PennyMac Loan Services, LLC	N/A	N/A	PennyMac Mortgage Inv Trust	Conforming/Non-conforming
Pentagon Federal Credit Union	N/A	N/A		Conforming/Non-conforming
Roundpoint Mortgage Servicing Corp	N/A	N/A		Conforming
Sandy Spring Bank	N/A	N/A		Conforming/Non-conforming
USDA - Rural Development				Conforming
US Bank Home Mortgage	A-1	P-1		Conforming/Non-conforming
Wells Fargo Home Mortgage	A-1	P-1	Wells Fargo Bank, N.A.	Conforming/Non-conforming

Approved Investors List
Housing Agencies
Delaware State Housing Authority	N/A	N/A		Conforming
District of Columbia Housing Finance Agency	N/A	N/A		Conforming
Florida Housing Finance Corporation	N/A	N/A		Conforming
Housing Finance Authority of Hillsborough County, FL (2)	N/A	N/A		Conforming
Housing Opportunities Commission	N/A	N/A		Conforming
Illinois Housing Development Authority	N/A	N/A		Conforming
Indiana Housing & Community Development Authority	N/A	N/A		Conforming
Maryland Community Development	N/A	N/A		Conforming
National Homebuyer Fund	N/A	N/A	Master Servicer - USBHM	Conforming
New Jersey Housing Finance	N/A	N/A		Conforming
North Carolina Housing Finance	N/A	N/A		Conforming
Ohio Housing Finance Agency	N/A	N/A		Conforming
Pennsylvania Housing Finance	N/A	N/A		Conforming
Port of Greater Cincinnati	N/A	N/A	Master Servicer - USBHM	Conforming
South Carolina Housing Finance	N/A	N/A		Conforming
State of New York Mortgage Agency	N/A	N/A		Conforming
Tennessee Housing Finance	N/A	N/A		Conforming
Virginia Housing Finance	N/A	N/A		Conforming
West Virginia Housing Finance	N/A	N/A		Conforming

EXHIBIT B TO
TENTH AMENDMENT TO
AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT

SCHEDULE BC
To Amended and Restated Master Repurchase Agreement

THE BUYERS’ COMMITTED SUMS
(IN DOLLARS)

Buyer	Committed Sum
U.S. Bank National Association	$150,000,000

Maximum Aggregate Commitment	$150,000,000

THE BUYER’S INCREMENTAL COMMITTED SUMS

Buyer	Incremental Committed Sum
U.S. Bank National Association	$0

Maximum Incremental Commitment Amount	$0